ACQUISITION OF GOLD STANDARD VENTURES CORP. (Tables)	12 Months Ended
Dec. 31, 2022
ACQUISITION OF GOLD STANDARD VENTURES CORP.
Schedule of calculation of purchase consideration, assets acquired and liabilities assumed

Cash consideration	$28
Estimated fair value of 43,688,556 common shares issued by the Company	149,363
Estimated fair value of 1,758,334 Replacement Options issued by the Company	1,647
Transaction costs	3,030
Total purchase price	$154,068

Cash and cash equivalents	$1,821
Restricted cash (pursuant to environmental bonding)	2,704
Receivables and other assets	2,170
Right of use assets	117
Trade and other payables	(3,524)
Lease liabilities	(117)
Asset retirement obligations	(1,603)
Deferred revenue	(7,500)
Subtotal	(5,932)
Mineral properties – Nevada – South Railroad Project	146,000
Mineral properties – Nevada – Lewis Project	14,000
Total assets acquired and liabilities assumed, net	$154,068